Exhibit 99.1

FOR IMMEDIATE RELEASE	Contacts:
Investor Relations: Gregg Kvochak, (310) 556-8550
Media: Dan Gugler, (310) 226-2645

Korn Ferry Announces Fourth Quarter and Fiscal 2019

Results of Operations

Highlights

▪	Korn Ferry reports annual fee revenue of $1,926.0 million, an increase of 9% year-over-year (12% increase on a constant currency basis), with growth coming from all three lines of business.
▪	Net income attributable to Korn Ferry was $102.7 million in FY’19 with an operating margin of 7.3% and Adjusted EBITDA margin of 16.1%.
▪	Fee revenue was $490.8 million in Q4 FY’19, an increase of 3% (8% increase on a constant currency basis) from Q4 FY’18.
▪

Net income attributable to Korn Ferry was $50.3 million and operating income was $62.3 million in Q4 FY’19 with an operating margin of 12.7%.  Q4 FY’19 Adjusted EBITDA was $82.2 million with an Adjusted EBITDA margin of 16.7%.

▪

Q4 FY’19 diluted earnings per share was $0.89 compared to diluted earnings per share of $0.73 in Q4 FY’18.  Adjusted diluted earnings per share was $0.88 in Q4 FY’19 compared to Adjusted diluted earnings per share of $0.80 in Q4 FY’18.

▪

The Company continued with its balanced approach to capital allocation, buying back $37.4 million of stock during the year and declaring a quarterly dividend of $0.10 per share on June 20, 2019 payable on July 31, 2019 to stockholders of record on July 2, 2019.

Los Angeles, CA, June 20, 2019 – Korn Ferry (NYSE: KFY), a global organizational consulting firm, today announced fourth quarter and annual fee revenue of $490.8 million and $1,926.0 million, respectively.  In addition, fourth quarter diluted earnings per share was $0.89 and Adjusted diluted earnings per share was $0.88.

“I am pleased to report fee revenue of $491 million and strong profitability, with diluted earnings per share and Adjusted diluted earnings per share of $0.89 and $0.88 during our recently completed fourth quarter.  Net income attributable to Korn Ferry was $50.3 million and operating margin was 12.7%.  Adjusted EBITDA was $82.2 million and EBITDA margin was 16.7% -- both all-time highs.  We achieved the highest fiscal year fee revenue in our firm’s history – up 9% on a US GAAP basis year-over-year and 12% at constant currency,” said Gary D. Burnison, CEO of Korn Ferry.

“We have made tremendous progress in the recently completed fiscal year.  Korn Ferry is now the organizational consultancy that helps companies look at talent and strategy together.  We help companies make sure they have the right people, in the right places and for the right rewards.  We bring their strategies to life by redesigning their organizational structure, helping them hire, motivate and hold on to the best people, with the right skills and mindset for the future.  In the fiscal year ahead, we will continue to bridge our clients’ talent and organizational strategies, unlocking their potential and driving superior performance.”

Selected Financial Results

(dollars in millions, except per share amounts) (a)

	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Fee revenue	$490.8	$475.4	$1,926.0	$1,767.2
Total revenue	$502.5	$488.4	$1,973.9	$1,819.5
Operating income	$62.3	$64.2	$140.8	$208.4
Operating margin	12.7%	13.5%	7.3%	11.8%
Net income attributable to Korn Ferry	$50.3	$41.2	$102.7	$133.8
Basic earnings per share	$0.90	$0.74	$1.84	$2.39
Diluted earnings per share	$0.89	$0.73	$1.81	$2.35

EBITDA Results (b):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
EBITDA	$82.2	$72.8	$197.7	$268.5
EBITDA margin	16.7%	15.3%	10.3%	15.2%

Adjusted Results (c):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Adjusted EBITDA (b)	$82.2	$75.6	$311.0	$278.0
Adjusted EBITDA margin (b)	16.7%	15.9%	16.1%	15.7%
Adjusted net income attributable to Korn Ferry	$49.7	$45.6	$187.9	$154.6
Adjusted basic earnings per share	$0.89	$0.82	$3.36	$2.76
Adjusted diluted earnings per share	$0.88	$0.80	$3.31	$2.72

___________

(a)	Numbers may not total due to rounding.
(b)

EBITDA refers to earnings before interest, taxes, depreciation and amortization.  Adjusted EBITDA further adjusts EBITDA to exclude tradename write-offs, integration/acquisition costs and restructuring charges, net.  EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).

(c)	Adjusted results are non-GAAP financial measures that adjust for the following, as applicable (see attached reconciliations):

	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Income tax impact due to the enactment of the Tax Cuts and Jobs Act of 2017 (the "Tax Act")	$—	$2.2	$—	$13.6
Tradename write-offs	$—	$—	$106.6	$—
Integration/acquisition costs	$—	$2.8	$6.7	$9.4
Restructuring charges, net	$—	$—	$—	$0.1

Fiscal 2019 Fourth Quarter Results

The Company reported fee revenue in Q4 FY’19 of $490.8 million, an increase of 3% (8% increase on a constant currency basis) compared to Q4 FY’18.  The increase in fee revenue was mainly due to organic growth in RPO and Professional Search of 20%.

Net income attributable to Korn Ferry was $50.3 million in Q4 FY’19 as compared to $41.2 million in Q4 FY’18.  The increase in net income attributable to Korn Ferry resulted from an increase in fee revenue partially offset by an increase in compensation and benefits primarily due to an increase in average headcount and an increase in general and administrative expenses.

Operating income was $62.3 million in Q4 FY’19 with an operating margin of 12.7% as compared to $64.2 million and 13.5%, respectively, in the year-ago quarter.  The decrease in operating income resulted from an increase in compensation and benefits and general and administrative expenses, partially offset by higher fee revenue. The increase in compensation and benefits was primarily driven by an increase in amounts owed under certain deferred compensation and retirement plans due to increases in the fair value of participants’ accounts in Q4 FY’19 compared to decreases in the year-ago quarter and to a lesser extent an increase in average headcount.

Adjusted EBITDA was $82.2 million in Q4 FY’19 with an Adjusted EBITDA margin of 16.7%, as compared to $75.6 million and 15.9%, respectively, in Q4 FY’18.  The increase in Adjusted EBITDA was impacted by higher fee revenue, partially offset by increases in compensation and benefits expense and general and administrative expenses.

Fiscal 2019 Results

The Company reported record fee revenue in FY’19 of $1,926.0 million, an increase of $158.8 million or 9% (12% increase on a constant currency basis) compared to FY’18.  The organic growth was driven by all three lines of business:

RPO and Professional Search	21%
Executive Search	9%
Advisory	5%

Net income attributable to Korn Ferry was $102.7 million in FY’19 as compared to $133.8 million in FY’18.  The decrease in net income attributable to Korn Ferry was primarily due to the tradename write-off and an increase in compensation and benefits expense, partially offset by an increase in fee revenue and a lower income tax provision.

Operating income was $140.8 million in FY’19 with an operating margin of 7.3% compared to $208.4 million and 11.8% in FY’18.  The decrease in operating income was primarily due to the $106.6 million tradename write-off and an increase of $112.1 million in compensation and benefits expense, partially offset by an increase of $158.8 million in fee revenue.

Adjusted EBITDA was $311.0 million in FY’19 with Adjusted EBITDA margin of 16.1%, compared to $278.0 million and 15.7%, respectively, in the year-ago period.

Results by Segment

Selected Executive Search Data

(dollars in millions) (a)

	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Fee revenue	$190.9	$190.7	$774.8	$709.0
Total revenue	$195.3	$195.4	$793.4	$727.3
Operating income	$42.0	$47.0	$179.1	$149.6
Operating margin	22.0%	24.6%	23.1%	21.1%

Ending number of consultants	565	541	565	541
Average number of consultants	558	539	553	529
Engagements billed	3,943	3,792	10,318	9,706
New engagements (b)	1,717	1,590	6,790	6,325

EBITDA Results (c):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
EBITDA	$49.7	$48.7	$193.8	$159.0
EBITDA margin	26.0%	25.5%	25.0%	22.4%

Adjusted Results (d):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Adjusted EBITDA (c)	$49.7	$48.7	$193.8	$159.3
Adjusted EBITDA margin (c)	26.0%	25.5%	25.0%	22.5%

___________

(a)	Numbers may not total due to rounding.
(b)	Represents new engagements opened in the respective period.
(c)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(d)	Adjusted results are non-GAAP financial measures that exclude the following (see attached reconciliations):
	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Restructuring charges, net	$—	$—	$—	$0.3

Fee revenue was $190.9 million in Q4 FY’19, an increase of $0.2 million (3% increase on a constant currency basis) compared to Q4 FY’18.

Operating income was $42.0 million in Q4 FY’19 compared to $47.0 million in Q4 FY’18.  Operating margin was 22.0% in Q4 FY’19 compared to 24.6% in the year-ago quarter.  The decrease in operating income was due to an increase in compensation and benefits expense primarily from amounts owed under certain deferred compensation and retirement plans driven by increases in the fair value of participants’ accounts in Q4 FY’9 compared to decreases in the year-ago quarter, partially offset by a decline in performance related bonus expense.

Adjusted EBITDA was $49.7 million in Q4 FY’19 with an Adjusted EBITDA margin of 26.0% compared to $48.7 million and 25.5%, respectively, in the year-ago quarter.

Selected Advisory Data

(dollars in millions) (a)

	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Fee revenue	$207.1	$207.6	$821.0	$785.0
Total revenue	$211.4	$211.9	$838.6	$801.0
Operating income	$30.0	$28.1	$5.6	$100.5
Operating margin	14.5%	13.5%	0.7%	12.8%

Ending number of consultants (b)	579	577	579	577
Staff utilization (c)	68%	70%	66%	66%

EBITDA Results (d):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
EBITDA	$38.9	$36.3	$37.9	$134.6
EBITDA margin	18.8%	17.5%	4.6%	17.1%

Adjusted Results (e):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Adjusted EBITDA (d)	$38.9	$39.0	$151.0	$143.5
Adjusted EBITDA margin (d)	18.8%	18.8%	18.4%	18.3%

 ___________

(a)	Numbers may not total due to rounding.
(b)	Represents number of employees originating consulting services.
(c)	Calculated by dividing the number of hours our full-time Advisory professional staff record to engagements during the period, by the total available working hours during the same period.
(d)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).
(e)	Adjusted results are non-GAAP financial measures that adjust for the following (see attached reconciliations):

	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Tradename write-offs	$—	$—	$106.6	$—
Integration/acquisition costs	$—	$2.7	$6.6	$9.2
Restructuring recoveries, net	$—	$—	$—	$(0.2)

Fee revenue was essentially flat at $207.1 million in Q4 FY’19 compared to $207.6 million in Q4 FY’18 (5% increase on a constant currency basis).

Operating income was $30.0 million in Q4 FY’19 with an operating margin of 14.5% compared to operating income of $28.1 million and an operating margin of 13.5% in the year-ago quarter.  The increase in operating income was primarily due to a decrease in compensation and benefits expense driven by lower performance related bonus expense in Q4 FY’19 compared to the year-ago quarter.

Adjusted EBITDA was $38.9 million in Q4 FY’19 with an Adjusted EBITDA margin of 18.8% compared to $39.0 million and 18.8%, respectively, in the year-ago quarter.

Selected RPO and Professional Search Data

(dollars in millions) (a)

	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
Fee revenue	$92.8	$77.1	$330.1	$273.2
Total revenue	$95.8	$81.1	$341.9	$291.2
Operating income	$14.5	$11.7	$50.9	$39.4
Operating margin	15.7%	15.1%	15.4%	14.4%

Engagements billed (b)	1,409	1,313	3,595	3,423
New engagements (c)	781	748	2,935	2,824

EBITDA and Adjusted Results (d):	Fourth Quarter		Year to Date
	FY’19	FY’18	FY’19	FY’18
EBITDA and Adjusted EBITDA	$15.6	$12.6	$54.4	$42.6
EBITDA and Adjusted EBITDA margin	16.9%	16.3%	16.5%	15.6%

___________

(a)	Numbers may not total due to rounding.
(b)	Represents professional search engagements billed.
(c)	Represents new professional search engagements opened in the respective period.
(d)	EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures (see attached reconciliations).

Fee revenue was $92.8 million in Q4 FY’19, an increase of $15.7 million or 20% (25% increase on a constant currency basis), compared to the year-ago quarter.  The higher fee revenue was driven by an increase in fee revenue in recruitment process outsourcing and professional search of $11.0 million and $4.7 million, respectively, in Q4 FY’19 compared to Q4 FY’18.

Operating income was $14.5 million in Q4 FY’19, an increase of $2.8 million compared to Q4 FY’18 operating income of $11.7 million.  The increase in operating income resulted from higher fee revenue offset by increases in compensation and benefits expense driven by a 29% increase in average headcount and higher performance related bonus expense. Operating margin was 15.7% in the current quarter compared to 15.1% in the year-ago quarter.

EBITDA was $15.6 million during Q4 FY’19, an increase of $3.0 million compared to Q4 FY’18.  EBITDA margin was 16.9% in Q4 FY’19 and 16.3% in Q4 FY’18.

Outlook

Assuming worldwide economic conditions, financial markets and foreign exchange rates remain steady, on a consolidated basis:

▪	Q1 FY’20 fee revenue is expected to be in the range of $466 million and $486 million; and
▪	Q1 FY’20 diluted earnings per share is likely to range between $0.73 to $0.81.

Earnings Conference Call Webcast

The earnings conference call will be held today at 4:30 PM (EDT) and hosted by CEO Gary Burnison, CFO Robert Rozek and SVP Finance Gregg Kvochak.  The conference call will be webcast and available online at ir.kornferry.com.  We will also post to this section of our website slides, which will accompany our webcast, and other important information, and encourage you to review the information that we make available on our website.

About Korn Ferry

Korn Ferry is a global organizational consulting firm.  We help clients synchronize strategy and talent to drive superior performance.  We work with organizations to design their structures, roles, and responsibilities.  We help them hire the right people to bring their strategy to life.  And we advise them on how to reward, develop, and motivate their people.  Visit kornferry.com for more information.

Forward-Looking Statements

Statements in this press release and our conference call that relate to future results and events (“forward-looking statements”) are based on Korn Ferry’s current expectations.  These statements, which include words such as “believes”, “expects” or “likely”, include references to our outlook.  Readers are cautioned not to place undue reliance on such statements.  Actual results in future periods may differ materially from those currently expected or desired because of a number of risks and uncertainties that are beyond the control of Korn Ferry.  The potential risks and uncertainties include those relating to competition, changes in demand for our services as a result of automation, the dependence on attracting and retaining qualified and experienced consultants, our ability to maintain relationships with customers and suppliers and retain key employees, maintaining our brand name and professional reputation, potential legal liability and regulatory developments, the portability of client relationships, global and local political or economic developments in or affecting countries where we have operations, currency fluctuations in our international operations, risks related to growth, alignment of our cost structure, restrictions imposed by off-limits agreements, reliance on information processing systems, cyber security vulnerabilities, changes to data security, data privacy and data protection laws, limited protection of our intellectual property, our ability to enhance and develop new technology, our ability to develop new products and services, the utilization and billing rates of our consultants, our ability to successfully recover from a disaster or other business continuity problems, changes in our accounting estimates/assumptions, tax accounting effects of the Tax Act, impairment of goodwill and other intangible assets, deferred tax assets that we may not be able to use, seasonality, risks related to the integration of recently acquired businesses, employment liability risk, the impact of rebranding on the Company’s products and services; the expected timing of the Company’s rebranding and entity rationalization plan, and the costs of the Company’s rebranding and entity rationalization plan.  For a detailed description of risks and uncertainties that could cause differences, please refer to Korn Ferry’s periodic filings with the Securities and Exchange Commission.  Korn Ferry disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This press release contains financial information calculated other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  In particular, it includes:

•

Adjusted net income attributable to Korn Ferry, adjusted to exclude the tax impact associated with the Tax Act, restructuring (recoveries) charges, net, integration/acquisition costs and tradename write-offs, net of income tax effect;

•

Adjusted basic and diluted earnings per share, adjusted to exclude the tax impact associated with the Tax Act, restructuring (recoveries) charges, net, integration/acquisition costs and tradename write-offs, net of income tax effect; and in the case of the outlook section, also adjusted for tax rate impact;

•

Constant currency (calculated using a quarterly average) amounts that represent the outcome that would have resulted had exchange rates in the reported period been the same as those in effect in the comparable prior year period;

•	EBITDA, or earnings before interest, taxes, depreciation and amortization and EBITDA margin; and
•	Adjusted EBITDA, which is EBITDA further adjusted to exclude restructuring (recoveries) charges, net, integration/acquisition costs and tradename write-offs, and Adjusted EBITDA margin.

This non-GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial information determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of the Company’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Management believes the presentation of non-GAAP financial measures in this press release provides meaningful supplemental information regarding Korn Ferry’s performance by excluding certain charges and other items that may not be indicative of Korn Ferry’s ongoing operating results.  These non-GAAP financial measures are performance measures and are not indicative of the liquidity of Korn Ferry.  These charges and other items represent 1) the tax impact associated with the Tax Act, 2) costs we incurred to acquire and integrate a portion of our Advisory business, 3) charges we incurred or recoveries we received to restructure the combined company due to the acquisition of a portion of our Advisory business, and 4) tradename write-offs associated with the rebranding plan initiated by Korn Ferry.  The use of non-GAAP financial measures facilitates comparisons to Korn Ferry’s historical performance.  Korn Ferry includes non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its evaluation of Korn Ferry’s ongoing operations and financial and operational decision-making.  Adjusted net income attributable to Korn Ferry, adjusted basic and diluted earnings per share and Adjusted EBITDA, exclude certain charges that management does not consider on-going in nature and allows management and investors to make more meaningful period-to-period comparisons of the Company’s operating results.  Management further believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties to measure operating performance among companies with different capital structures, effective tax rates and tax attributes and capitalized asset values, all of which can vary substantially from company to company.  In the case of constant currency amounts, management believes the presentation of such information provides useful supplemental information regarding Korn Ferry's performance as excluding the impact of exchange rate changes on Korn Ferry's financial performance allows investors to make more meaningful period-to-period comparisons of the Company’s operating results, to better identify operating trends that may otherwise be masked or distorted by exchange rate changes and to perform related trend analysis, and provides a higher degree of transparency of information used by management in its evaluation of Korn Ferry's ongoing operations and financial and operational decision-making.

[Tables attached]

KORN FERRY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

	Three Months Ended		Year Ended
	April 30,		April 30,
	2019	2018	2019	2018
	(unaudited)
Fee revenue	$490,756	$475,364	$1,926,033	$1,767,217
Reimbursed out-of-pocket engagement expenses	11,779	13,000	47,829	52,302
Total revenue	502,535	488,364	1,973,862	1,819,519

Compensation and benefits	331,665	316,955	1,311,240	1,199,057
General and administrative expenses	64,350	62,010	351,991	237,390
Reimbursed expenses	11,779	13,000	47,829	52,302
Cost of services	20,467	20,495	75,487	73,658
Depreciation and amortization	11,999	11,707	46,489	48,588
Restructuring charges, net	-	-	-	78
Total operating expenses	440,260	424,167	1,833,036	1,611,073

Operating income	62,275	64,197	140,826	208,446
Other income (loss), net	7,802	(3,192)	10,094	11,119
Interest expense, net	(4,169)	(2,818)	(16,891)	(13,832)
Income before provision for income taxes
and equity in earnings of unconsolidated subsidiaries	65,908	58,187	134,029	205,733
Equity in earnings of unconsolidated subsidiaries, net	120	110	311	297
Income tax provision	15,401	15,988	29,544	70,133
Net income	50,627	42,309	104,796	135,897
Net income attributable to noncontrolling interest	(363)	(1,149)	(2,145)	(2,118)
Net income attributable to Korn Ferry	$50,264	$41,160	$102,651	$133,779

Earnings per common share attributable to Korn Ferry:
Basic	$0.90	$0.74	$1.84	$2.39
Diluted	$0.89	$0.73	$1.81	$2.35

Weighted-average common shares outstanding:
Basic	55,173	55,266	55,311	55,426
Diluted	55,666	56,147	56,096	56,254

Cash dividends declared per share:	$0.10	$0.10	$0.40	$0.40

KORN FERRY AND SUBSIDIARIES

FINANCIAL SUMMARY BY SEGMENT

(in thousands)

(unaudited)

	Three Months Ended April 30,			Year Ended April 30,
	2019	2018	% Change	2019	2018	% Change

Fee revenue:
Executive Search:
North America	$113,651	$112,005	1.5%	$455,826	$408,098	11.7%
EMEA	45,307	45,476	(0.4%)	182,829	173,725	5.2%
Asia Pacific	24,373	24,612	(1.0%)	104,291	96,595	8.0%
Latin America	7,557	8,576	(11.9%)	31,896	30,624	4.2%
Total Executive Search	190,888	190,669	0.1%	774,842	709,042	9.3%
Advisory	207,082	207,551	(0.2%)	821,048	785,013	4.6%
RPO and Professional Search	92,786	77,144	20.3%	330,143	273,162	20.9%
Total fee revenue	490,756	475,364	3.2%	1,926,033	1,767,217	9.0%
Reimbursed out-of-pocket engagement expenses	11,779	13,000	(9.4%)	47,829	52,302	(8.6%)
Total revenue	$502,535	$488,364	2.9%	$1,973,862	$1,819,519	8.5%

Operating income (loss):		Margin		Margin		Margin		Margin
Executive Search:
North America	$28,316	24.9%	$33,880	30.2%	$120,754	26.5%	$100,397	24.6%
EMEA	8,161	18.0%	6,419	14.1%	29,974	16.4%	26,768	15.4%
Asia Pacific	5,027	20.6%	5,614	22.8%	24,364	23.4%	18,425	19.1%
Latin America	538	7.1%	1,061	12.4%	3,998	12.5%	4,022	13.1%
Total Executive Search	42,042	22.0%	46,974	24.6%	179,090	23.1%	149,612	21.1%
Advisory	29,991	14.5%	28,076	13.5%	5,617	0.7%	100,535	12.8%
RPO and Professional Search	14,547	15.7%	11,669	15.1%	50,884	15.4%	39,396	14.4%
Corporate	(24,305)		(22,522)		(94,765)		(81,097)
Total operating income	$62,275	12.7%	$64,197	13.5%	$140,826	7.3%	$208,446	11.8%

KORN FERRY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands, except per share amounts)

	April 30,	April 30,
	2019	2018

ASSETS
Cash and cash equivalents	$626,360	$520,848
Marketable securities	8,288	14,293
Receivables due from clients, net of allowance for doubtful accounts of $21,582 and $17,845 at April 30, 2019 and 2018, respectively	404,857	384,996
Income taxes and other receivables	26,767	29,089
Unearned compensation	42,003	37,333
Prepaid expenses and other assets	28,535	27,700
Total current assets	1,136,810	1,014,259

Marketable securities, non-current	132,463	122,792
Property and equipment, net	131,505	119,901
Cash surrender value of company owned life insurance policies, net of loans	126,000	120,087
Deferred income taxes	43,220	25,520
Goodwill	578,298	584,222
Intangible assets, net	82,948	203,216
Unearned compensation, non-current	80,924	78,295
Investments and other assets	22,684	19,622
Total assets	$2,334,852	$2,287,914

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$39,156	$35,196
Income taxes payable	21,145	23,034
Compensation and benefits payable	328,610	304,980
Current portion of long-term debt	-	24,911
Other accrued liabilities	162,047	170,339
Total current liabilities	550,958	558,460

Deferred compensation and other retirement plans	257,635	227,729
Long-term debt	222,878	211,311
Deferred tax liabilities	1,103	9,105
Other liabilities	58,891	61,694
Total liabilities	1,091,465	1,068,299

Stockholders' equity
Common stock: $0.01 par value, 150,000 shares authorized, 72,442 and 71,631 shares issued and 56,431 and 56,517 shares outstanding at April 30, 2019 and 2018, respectively	656,463	683,942
Retained earnings	660,845	572,800
Accumulated other comprehensive loss, net	(76,652)	(40,135)
Total Korn Ferry stockholders' equity	1,240,656	1,216,607
Noncontrolling interest	2,731	3,008
Total stockholders' equity	1,243,387	1,219,615
Total liabilities and stockholders' equity	$2,334,852	$2,287,914

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share amounts)

		Three Months Ended		Year Ended
		April 30,		April 30,
		2019	2018	2019	2018
		(unaudited)
	Net income attributable to Korn Ferry	$50,264	$41,160	$102,651	$133,779
	Net income attributable to non-controlling interest	363	1,149	2,145	2,118
	Net income	50,627	42,309	104,796	135,897
	Income tax provision	15,401	15,988	29,544	70,133
	Equity in earnings of unconsolidated subsidiaries, net	(120)	(110)	(311)	(297)
	Income before provision for income taxes and equity of unconsolidated subsidiaries	65,908	58,187	134,029	205,733
	Other (income) loss, net	(7,802)	3,192	(10,094)	(11,119)
	Interest Expense	4,169	2,818	16,891	13,832
	Operating income	62,275	64,197	140,826	208,446
	Depreciation and amortization	11,999	11,707	46,489	48,588
	Other income (loss), net	7,802	(3,192)	10,094	11,119
	Equity in earnings of unconsolidated subsidiaries, net	120	110	311	297
	EBITDA	82,196	72,822	197,720	268,450
	Restructuring charges, net (1)	-	-	-	78
	Integration/acquisition costs (2)	-	2,776	6,746	9,430
	Tradename write-offs (3)	-	-	106,555	-
	Adjusted EBITDA	$82,196	$75,598	$311,021	$277,958

	Operating margin	12.7%	13.5%	7.3%	11.8%
	Depreciation and amortization	2.4%	2.5%	2.4%	2.8%
	Other income (loss), net	1.6%	(0.7%)	0.6%	0.6%
	Equity in earnings of unconsolidated subsidiaries, net	-	-	-	-
	EBITDA margin	16.7%	15.3%	10.3%	15.2%
	Restructuring charges, net (1)	-	-	-	-
	Integration/acquisition costs (2)	-	0.6%	0.4%	0.5%
	Tradename write-offs (3)	-	-	5.4%	-
	Adjusted EBITDA margin	16.7%	15.9%	16.1%	15.7%

	Net income attributable to Korn Ferry	$50,264	$41,160	$102,651	$133,779
	Restructuring charges, net (1)	-	-	-	78
	Integration/acquisition costs (2)	-	2,776	6,746	9,430
	Tradename write-offs (3)	-	-	106,555	-
	Tax effect on the adjusted items (4)	(598)	(541)	(28,094)	(2,314)
	Tax effect on impact of new tax law (5)	-	2,237	-	13,582
	Adjusted net income attributable to Korn Ferry	$49,666	$45,632	$187,858	$154,555

	Basic earnings per common share	$0.90	$0.74	$1.84	$2.39
	Restructuring charges, net (1)	-	-	-	-
	Integration/acquisition costs (2)	-	0.05	0.12	0.17
	Tradename write-offs (3)	-	-	1.93	-
	Tax effect on the adjusted items (4)	(0.01)	(0.01)	(0.53)	(0.04)
	Tax effect on impact of new tax law (5)	-	0.04	-	0.24
	Adjusted basic earnings per share	$0.89	$0.82	$3.36	$2.76

	Diluted earnings per common share	$0.89	$0.73	$1.81	$2.35
	Restructuring charges, net (1)	-	-	-	-
	Integration/acquisition costs (2)	-	0.05	0.12	0.17
	Tradename write-offs (3)	-	-	1.88	-
	Tax effect on the adjusted items (4)	(0.01)	(0.01)	(0.50)	(0.04)
	Tax effect on impact of new tax law (5)	-	0.03	-	0.24
	Adjusted diluted earnings per share	$0.88	$0.80	$3.31	$2.72

	Explanation of Non-GAAP Adjustments
(1)

Restructuring plan implemented in order to rationalize our cost structure by eliminating redundant positions and consolidating office space due to a previous acquisition that took place on December 1, 2015.

(2)	Costs associated with completing a previous acquisition, such as legal and professional fees, retention awards and the on-going integration expenses to combine the companies.
(3)

The Company is implementing a plan to go to market under a single, master brand architecture to simplify the Company’s organizational structure by eliminating and/or consolidating certain legal entities and implementing a rebranding of the Company to offer the Company’s current products and services using the “Korn Ferry” name, branding and trademarks. As a result of this the Company was required under U.S. generally accepted accounting principles to record a one-time, non-cash tradename write-offs.

(4)	Tax effect on restructuring charges, net, integration/acquisition costs and tradename write-offs.
(5)	The tax impact due to provisional tax charge recorded as a result of the Tax Act.

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF NET INCOME AND OPERATING INCOME (GAAP) TO

EBITDA AND ADJUSTED EBITDA (NON-GAAP)

(in thousands)

(unaudited)

	Three Months Ended April 30, 2019
	Executive Search
	North America	EMEA	Asia Pacific	Latin America	Subtotal	Advisory	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$113,651	$45,307	$24,373	$7,557	$190,888	$207,082	$92,786	$-	$490,756
Total revenue	$116,939	$46,107	$24,726	$7,572	$195,344	$211,377	$95,814	$-	$502,535

Net income attributable to Korn Ferry									$50,264
Net income attributable to noncontrolling interest									363
Other income, net									(7,802)
Interest expense, net									4,169
Equity in earnings of unconsolidated subsidiaries, net									(120)
Income tax provision									15,401
Operating income (loss)	$28,316	$8,161	$5,027	$538	$42,042	$29,991	$14,547	$(24,305)	62,275
Depreciation and amortization	973	387	345	105	1,810	7,355	930	1,904	11,999
Other income, net	5,433	44	163	59	5,699	1,577	165	361	7,802
Equity in earnings of unconsolidated subsidiaries, net	120	-	-	-	120	-	-	-	120
EBITDA and Adjusted EBITDA	$34,842	$8,592	$5,535	$702	$49,671	$38,923	$15,642	$(22,040)	$82,196
EBITDA and Adjusted EBITDA margin	30.7%	19.0%	22.7%	9.3%	26.0%	18.8%	16.9%		16.7%

	Three Months Ended April 30, 2018
	Executive Search
	North America	EMEA	Asia Pacific	Latin America	Subtotal	Advisory	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$112,005	$45,476	$24,612	$8,576	$190,669	$207,551	$77,144	$-	$475,364
Total revenue	$115,394	$46,340	$25,053	$8,603	$195,390	$211,912	$81,062	$-	$488,364

Net income attributable to Korn Ferry									$41,160
Net income attributable to noncontrolling interest									1,149
Other loss, net									3,192
Interest expense, net									2,818
Equity in earnings of unconsolidated subsidiaries, net									(110)
Income tax provision									15,988
Operating income (loss)	$33,880	$6,419	$5,614	$1,061	$46,974	$28,076	$11,669	$(22,522)	64,197
Depreciation and amortization	1,007	344	356	124	1,831	7,417	741	1,718	11,707
Other (loss) income, net	(312)	32	(11)	82	(209)	847	142	(3,972)	(3,192)
Equity in earnings of unconsolidated subsidiaries, net	110	-	-	-	110	-	-	-	110
EBITDA	34,685	6,795	5,959	1,267	48,706	36,340	12,552	(24,776)	72,822
EBITDA margin	31.0%	14.9%	24.2%	14.8%	25.5%	17.5%	16.3%		15.3%

Integration/acquisition costs	-	-	-	-	-	2,696	-	80	2,776
Adjusted EBITDA	$34,685	$6,795	$5,959	$1,267	$48,706	$39,036	$12,552	$(24,696)	$75,598
Adjusted EBITDA margin	31.0%	14.9%	24.2%	14.8%	25.5%	18.8%	16.3%		15.9%

KORN FERRY AND SUBSIDIARIES

RECONCILIATION OF NET INCOME AND OPERATING INCOME (GAAP) TO

EBITDA AND ADJUSTED EBITDA (NON-GAAP)

(in thousands)

	Year Ended April 30, 2019
	Executive Search
	North America	EMEA	Asia Pacific	Latin America	Subtotal	Advisory	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$455,826	$182,829	$104,291	$31,896	$774,842	$821,048	$330,143	$-	$1,926,033
Total revenue	$469,743	$186,131	$105,543	$31,960	$793,377	$838,620	$341,865	$-	$1,973,862

Net income attributable to Korn Ferry									$102,651
Net income attributable to noncontrolling interest									2,145
Other income, net									(10,094)
Interest expense, net									16,891
Equity in earnings of unconsolidated subsidiaries, net									(311)
Income tax provision									29,544
Operating income (loss)	$120,754	$29,974	$24,364	$3,998	$179,090	$5,617	$50,884	$(94,765)	140,826
Depreciation and amortization	3,890	1,254	1,428	410	6,982	29,057	3,255	7,195	46,489
Other income (loss), net	6,388	432	281	322	7,423	3,198	268	(795)	10,094
Equity in earnings of unconsolidated subsidiaries, net	311	-	-	-	311	-	-	-	311
EBITDA	131,343	31,660	26,073	4,730	193,806	37,872	54,407	(88,365)	197,720
EBITDA margin	28.8%	17.3%	25.0%	14.8%	25.0%	4.6%	16.5%		10.3%

Integration/acquisition costs	-	-	-	-	-	6,559	-	187	6,746
Tradename write-offs	-	-	-	-	-	106,555	-	-	106,555
Adjusted EBITDA	$131,343	$31,660	$26,073	$4,730	$193,806	$150,986	$54,407	$(88,178)	$311,021
Adjusted EBITDA margin	28.8%	17.3%	25.0%	14.8%	25.0%	18.4%	16.5%		16.1%

	Year Ended April 30, 2018
	Executive Search
	North America	EMEA	Asia Pacific	Latin America	Subtotal	Advisory	RPO and Professional Search	Corporate	Consolidated

Fee revenue	$408,098	$173,725	$96,595	$30,624	$709,042	$785,013	$273,162	$-	$1,767,217
Total revenue	$421,260	$177,234	$98,062	$30,717	$727,273	$801,005	$291,241	$-	$1,819,519

Net income attributable to Korn Ferry									$133,779
Net income attributable to noncontrolling interest									2,118
Other income, net									(11,119)
Interest expense, net									13,832
Equity in earnings of unconsolidated subsidiaries, net									(297)
Income tax provision									70,133
Operating income (loss)	$100,397	$26,768	$18,425	$4,022	$149,612	$100,535	$39,396	$(81,097)	208,446
Depreciation and amortization	3,930	1,689	1,408	455	7,482	31,527	3,054	6,525	48,588
Other income, net	845	168	373	181	1,567	2,501	152	6,899	11,119
Equity in earnings of unconsolidated subsidiaries, net	297	-	-	-	297	-	-	-	297
EBITDA	105,469	28,625	20,206	4,658	158,958	134,563	42,602	(67,673)	268,450
EBITDA margin	25.8%	16.5%	20.9%	15.2%	22.4%	17.1%	15.6%		15.2%

Restructuring charges (recoveries), net	-	-	313	-	313	(241)	6	-	78
Integration/acquisition costs	-	-	-	-	-	9,151	-	279	9,430
Adjusted EBITDA	$105,469	$28,625	$20,519	$4,658	$159,271	$143,473	$42,608	$(67,394)	$277,958
Adjusted EBITDA margin	25.8%	16.5%	21.2%	15.2%	22.5%	18.3%	15.6%		15.7%